FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is made as of the 31st day of May, 2007, by and among (i) SUN SECURED FINANCING LLC, a Michigan limited liability company, ASPEN-FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership, SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, SUN HOLLY FOREST LLC, a Michigan limited liability company, and SUN SADDLE OAK LLC, a Michigan limited liability company (individually and collectively, “Borrower”) and (ii) ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership (“Lender”).

RECITALS

A.    Borrower and Lender are parties to that certain Amended and Restated Master Credit Facility Agreement, dated as of April 28, 2004 (as amended from time to time, the “Master Agreement”).

B.           All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to those certain Assignments of Amended and Restated Master Credit Facility Agreement and other Loan Documents, dated as of May 29, 2004 and April 28, 2004 (the “Assignments”). Fannie Mae has not assumed any of the obligations of Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.

C.           The parties are executing this Amendment pursuant to the Master Agreement to reflect Borrower’s election to extend the Original Variable Facility Termination Date pursuant to Section 1.07 of the Master Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1.          Extension of Original Variable Facility Termination Date. Pursuant to Section 1.07 of the Master Agreement, the Original Variable Facility Termination Date is hereby extended to April 28, 2009. The definition of “Original Variable Facility Termination Date” is hereby replaced in its entirety by the following new definition:

“Original Variable Facility Termination Date” means April 28, 2009, unless extended pursuant to Section 1.07.

Section 2.          Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 3.          Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 4.          Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an instrument under seal as of the day and year first above written.

BORROWER:

SUN SECURED FINANCING LLC, a Michigan
limited liability company

By:	Sun Communities Operating Limited
Partnership, a Michigan limited
partnership, its sole member

By:	Sun Communities, Inc., a Maryland
Corporation, its general partner

By:________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President - Acquisitions

ASPEN – FT. COLLINS LIMITED
PARTNERSHIP, a Michigan limited partnership

By:	Sun GP L.L.C., a Michigan limited liability
company, its general partner

By:	Sun Communities, Inc., a Maryland
Corporation, its manager

By:________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President – Acquisitions

SUN SECURED FINANCING HOUSTON LIMITED
PARTNERSHIP, a Michigan	limited partnership

By:	Sun Secured Financing GP, Inc., a Michigan
corporation, its general partner

By:_____________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President – Acquisitions

SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

By:	Sun Communities, Inc., a Maryland
Corporation, its general partner

By:________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President –
Acquisitions

SUN HOLLY FOREST LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

By:	Sun Communities, Inc., a Maryland
Corporation, its general partner

By:________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President –
Acquisitions

SUN SADDLE OAK LLC, a Michigan limited liability company

By:	Sun Communities Operating Limited Partnership, a Michigan limited partnership, its managing member

By:	Sun Communities, Inc., a Maryland
Corporation, its general partner

By:________________________________
Name: Jonathan M. Colman
Title:	Executive Vice President –
Acquisitions

LENDER:

ARCS COMMERCIAL MORTGAGE CO., L. P., a California limited partnership

By:	ACMC Realty, Inc., a California Corporation, its General Partner

By:________________________

Name:	Timothy L. White
Title:	Chief Operating Office